                        FEDERAL REALTY INVESTMENT TRUST

                           Supplemental Information
                              September 30, 2000


                               TABLE OF CONTENTS


1.   Debt Summary.............................................................................   E-2

2.   Occupancy
          Percentage Leased...................................................................   E-3
          Regional Breakdown..................................................................   E-4

3.   Leases Signed Analysis
          Comparable and Non-Comparable.......................................................   E-5

4.   Street Retail Operating & Development Overview...........................................   E-6

5.   Development Pipeline.....................................................................   E-7

6.   Second Quarter Earnings Press Release, November 3, 2000..................................   E-8

7.   Glossary of Terms........................................................................  E-11


                          1626 East Jefferson Street
                        Rockville, Maryland 20852-4041
                                 301/998-8100

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (excluding capital leases and interest rate swaps)
September 30, 2000

--------------------------------------------------------------------------------

                                                                                                             Balance
                                                                  Maturity      Rate                      (in thousands)
                                                                  --------      ----                      --------------
Mortgages
               Leesburg Plaza                                     10/01/08         6.10%                       $ 9,900
               Federal Plaza                                      03/10/01         8.95%                        26,805
               Tysons Station                                     09/01/01        9.875%                         4,009
               164 E Houston Street                               10/06/08        7.500%                           345
               Escondido (Municipal bonds)                        10/01/16   Variable (a)                        9,400
                                                                                                             ---------
                                                                                                               $50,459
                                                                                                             =========

On October 23, 2000, the Trust placed a $152 million mortgage on five (5) properties. The mortgage bears interest at 7.95% and matures on November 1, 2015. The mortgage was placed as follows (in thousands):

               Barracks Road                                      $ 44,300
               Hauppauge                                            16,700
               Lawrence Park                                        31,400
               Wildwood                                             27,600
               Wynnewood                                            32,000
                                                                  --------
                                                                  $152,000
                                                                  ========

Notes payable
               Revolving credit facilities                                    libor +.80%(b)                  $186,300
               Term note with banks                                           libor +.95%(c)                   125,000
               Construction loan on Woodmont East
               {may be extended to 8/29/04}                       08/29/02 libor + 1.35%                        12,747
               Note issued in connection with
               renovation of Perring Plaza                        01/31/13        10.00%                         2,528
               Note issued in connection with land purchase       08/14/00  libor + 1.5%                         3,400
               Other                                               various       various                           116
                                                                                                             ---------
                                                                                                              $330,091
                                                                                                             =========
Unsecured Public Debt
               5 1/4% Convertible subordinated                    04/30/02        5.250%                      $    289
               debentures
               5 1/4% Convertible subordinated                    10/28/03        5.250%                        75,000
               debentures
               8% Notes (fixed)                                   04/21/02        8.000%                        25,000
               6.625% Notes (fixed)                               12/01/05        6.625%                        40,000
               7.48% Debentures                                   08/15/26        7.480%                        50,000
               6.82% Medium Term Notes                            08/01/27        6.820%                        40,000
               6.74% Medium Term Notes (d)                        03/10/04        6.370%                        39,500
               6.99% Medium Term Notes (d)                        03/10/06        6.894%                        40,500
               8.75% Notes                                        12/01/09        8.750%                       175,000
                                                                                                             ---------
                                                                                                              $485,289
                                                                                                             =========

                                                        Total fixed rate debt                                 $528,992     61.10%

                                                        Total variable rate debt                               336,847     38.90%
                                                                                                             ---------    ------

                                                        Total debt                                            $865,839    100.00%
                                                                                                             =========    ======


                                                        Weighted average interest rate:
                                                        ------------------------------
                                                          Fixed rate debt                                        7.44%
                                                          Variable on revolving credit facilities
                                                          and term note                                          7.01% (e)
                                                          Variable on muncipal bonds                            (a)

(a) The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.
(b) Effective July 17, 2000 interest rate increased to LIBOR + .80% from LIBOR +.65%
(c) Effective July 17, 2000 interest rate increased to LIBOR + .95% from LIBOR +.75%
(d) The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
(e) Weighted average interest rate on revolving credit facilities and term note for nine months ended September 30, 2000.

Federal Realty Investment Trust
Percentage Leased Analysis
September 30, 2000

--------------------------------------------------------------------------------


     Overall Operating Occupancy
    (Quarter to Quarter Analysis)                       At September 30, 2000                At September 30, 1999
                                             ----------------------------------------   ------------------------------------

          Type                                  Size          Leased     Occupancy        Size        Leased      Occupancy
----------------------------------           ----------     ----------  -------------   ---------    ----------  -----------
Retail Properties (leasable square feet)     13,929,402     13,397,528      96%         14,348,626   13,658,207      95%
Rollingwood Apartments (# of units)                 282            282     100%                282          282     100%


     Overall Operating Occupancy
        (Rolling 12 Months)                             At September 30, 2000                    At June 30, 2000
                                             ----------------------------------------   ------------------------------------

          Type                                  Size          Leased     Occupancy        Size        Leased      Occupancy
--------------------------                   -----------    ----------  -------------   ---------    ----------  -----------
Retail Properties (leasable square feet)     13,929,402     13,397,528        96%       14,179,596   13,619,718      96%
Rollingwood Apartments (# of units)                 282            282       100%              282          276      98%

     Overall Operating Occupancy
        (Rolling 12 Months)                              At March 31, 2000                       At December 31, 1999
                                              ---------------------------------------    -------------------------------------

          Type                                  Size         Leased      Occupancy        Size         Leased      Occupancy
--------------------------                   -----------    ----------  -------------    ----------   ----------  ------------
Retail Properties (leasable square feet)      14,171,079    13,506,203        95%        14,037,093   13,494,066      96%
Rollingwood Apartments (# of units)                  282          282         100%               282          278      99%

--------------------------------------------------------------------------------

        Same Center Occupancy
   (Quarter to Quarter Comparison)                   At September 30, 2000                     At September 30, 1999
                                             ------------------------------------    --------------------------------------

          Type                                  Size        Leased     Occupancy         Size        Leased      Occupancy
---------------------------------            ----------   ----------   -----------   ----------    ----------    ----------
Retail Properties (leasable square feet)     13,563,527   13,038,704       96%       13,544,498    13,010,974        96%
Rollingwood Apartments (# of units)                 282          282      100%              282           282       100%


        Same Center Occupancy
           (Rolling 12 Months)                      At September 30, 2000                      At June 30, 2000
                                             ------------------------------------    --------------------------------------

                Type                            Size       Leased      Occupancy         Size         Leased     Occupancy
-------------------------------------        ----------  ----------   -----------    -----------   -----------  -----------
Retail Properties (leasable square feet)     13,563,527  13,038,704       96%         14,074,930    13,521,971       96%
Rollingwood Apartments (# of units)                 282         282      100%                282           276       98%

        Same Center Occupancy
           (Rolling 12 Months)                        At March 31, 2000                      At December 31, 1999
                                             ----------------------------------    -------------------------------------

                   Type                       Size        Leased     Occupancy        Size       Leased      Occupancy
-------------------------------------        --------   -----------  ----------    ---------   ----------  -------------
Retail Properties (leasable square feet)     14,066,413   13,418,914     95%      13,865,499   13,345,911       96%
Rollingwood Apartments (# of units)                 282          282    100%             282          278       99%

Federal Realty Investment Trust
Regional Occupancy Analysis
September 30, 2000


======================================================

                         Total Square       Occupancy
      Region                Footage          09/30/00
-------------------      ------------       ----------

Northeast                  7,058,808           96%

Mid-Atlantic               5,914,162           96%

West Coast                   956,432           97%



======================================================


                         Total Square       Occupancy
      Region              Footage           09/30/00
-------------------      -----------        ----------

Northeast
   Anchor                 4,282,413            98%
   Small Shops            2,776,395            92%

Mid-Atlantic
   Anchor                 2,765,866            99%
   Small Shops            3,148,296            94%

West
   Anchor                   171,181           100%
   Small Shops              785,251            97%

Federal Realty Investment Trust
Retail Leasing Activity
September 30, 2000

-----------------------------------------------------------------------------------------------------------------------------------

Comparable                                                               Average                                         Estimated
                                             Weighted     Average Prior  Current                         Percentage        Tenant
                    Number of      Square   Average Lease  Rent Per      Rent Per        Annualized       Increase     Improvement
 Rolling 12 Months Leases Signed    Feet    Term (Years)   Square Foot  Square Foot  Increase in Rent  over Prior Rent     Costs
------------------ -------------   -------- ------------- ------------  -----------  ----------------  --------------- ------------
 3rd Quarter 2000       52          282,354     10.3         $12.85        $15.29        $  687,804          19%        $ 1,727,000
 2nd Quarter 2000       67          214,111      5.8         $16.97        $18.85        $  402,991          11%        $   866,000
 1st Quarter 2000       64          297,054      9.1         $16.38        $18.89        $  746,945          15%        $ 5,128,000
 4th Quarter 1999       79          270,278      8.7         $20.14        $24.32        $1,129,625          21%        $ 2,710,000
      Total            262        1,063,797      8.4         $16.52        $19.31        $2,967,365          17%        $10,431,000


Non-Comparable                                         Weighted                                                 Estimated
                                                        Average                               Annualized          Tenant
                          Number of         Square       Lease           Average Rent           Current        Improvement
 Rolling 12 Months       Leases Signed       Feet     Term (Years)      Per Square Foot           Rent            Costs
------------------       -------------     -------    ------------      ---------------       ----------       -----------
  3rd Quarter 2000            26           138,794        17.0               $30.05           $4,170,745        $  116,000
  2nd Quarter 2000            16            84,287        11.7               $29.37           $2,475,607        $  248,000
  1st Quarter 2000            10            50,126        12.8               $24.07           $1,206,432        $1,026,000
  4th Quarter 1999             9            39,545         8.7               $18.13           $  717,011        $  389,000
       Total                  61           312,752        14.4               $27.40           $8,569,795        $1,779,000

Federal Realty Investment Trust
Street Retail Operating & Development Overview
September 30, 2000

                                                                                   For nine months ended
                                            For the year ended December 31,             September 30,
(in thousands, except sf data)          1996        1997      1998       1999               2000
                                    -----------------------------------------------------------------
Real Estate Assets (1)              $  164,931  $  288,020   $  365,874  $  449,182       $  546,146

Revenues                            $   20,555  $   31,998   $   42,643  $   50,288       $   41,728

Net Operating Income                $   12,538  $   20,345   $   28,660  $   34,774       $   29,837

Square Feet (2)                      1,123,000   1,503,000    1,602,000   1,692,000        1,781,000

(1) At September 30, 2000, includes $146 million related to new development in process. The balance is comprised of both stabilized assets and assets which are in various stages of redevelopment.
(2)  Excludes new development square footage


NORTHEAST              Square Feet     MID-ATLANTIC                Square Feet

Connecticut                            Virginia

  Greenwich Avenue/4        81,000        Pentagon Row                   N/A (2)
  West Hartford/7          125,000        Village at Shirlington     203,000
  Westport/2                26,000
                                       WESTERN

Massachusetts                          Arizona
     Coolidge Corner/1      13,000        Mill Avenue/2               40,000

New Jersey                             California
     Central Avenue/1       11,000        Colorado Boulevard/2        69,000
                                          Fifth Avenue/5              67,000
New York                                  Hermosa Beach/1             25,000
     Forest Hills/4         91,000        Post Street/1               99,000
                                          Old Town Center            101,000
                                          Santana Row                    N/A (2)
MID-ATLANTIC                              Third Street Promenade/8   169,000

District of Columbia                      Hollywood Blvd./3          199,000
    Sam's Park N Shop       50,000        214 Wilshire Blvd           29,000

                                       Illinois
Florida                                   Evanston/2                  19,000
    Winter Park/2           28,000        Oak Street/1                 5,000

Maryland                               Texas
    Bethesda Row           331,000 (2)    Houston Street/11              N/A (2)

FEDERAL  REALTY INVESTMENT TRUST
Development Pipeline
September 30, 2000

                                                                                        Total      Expected
                                                        Cost    Estimate To Complete  Completed   Stabilized     Principal
            Project             Specifications         To Date    2000      2001      Cost        Return       Tenants
-------------------------------------------------------------------------------------------------------------------------
                                                                  ($ i n   m i l l i o n s)
DEVELOPMENT IN PROGRESS

Bethesda Row - Woodmont East   52,000 sf retail          $ 22    $   6     $   4       $  32       11.0%    Angelo & Maxi
Bethesda, Maryland             78,000 sf office                                                             Landmark Theatres
                                                                                                            Jaleo Restaurant
                                                                                                            OpNet Technologies

Pentagon Row                   300,000 sf retail  (1)    $ 29    $  15     $  27       $  71       10.5%    Harris Teeter
Arlington, Virginia            500 apartment units                                                          Bed, Bath & Beyond
                                                         ----    -----     -----       -----
                                                                                                            Bally's Fitness
                                                         $ 51    $  21     $  31       $ 103                Hudson Trail Outfitters

--------------------------------------------------------------------------------

FUTURE DEVELOPMENT

Santana Row                    710,000 sf retail         $ 81
San Jose, California           1,300 residential units
                               200 hotel rooms (2)
                               (Full Entitlements)

The Shops at Tanasbourne       400,000 sf retail         $ 13
Portland, Oregon               12,000 sf office

Lindbergh City Center          300,000 sf retail (1)     $  1
Atlanta, Georgia               320 apartments
                               120 hotel rooms
                               290 condominiums
                               1.3 million sf office
                                                         -----

                                                         $ 95

--------------------------------------------------------------------------------

        Total New Development and
           Construction in Progress                      $146
                                                         ====

(1) Federal Realty will develop only the retail component of this project.
(2) Federal Realty will not develop the hotel component of this project.
(3) Does not include redevelopment projects, such as Houston Street.

                                         Contact:
                                         Kris Warner
                                         Director, Corporate Communications
                                         301/998-8212

FOR IMMEDIATE RELEASE
November 3, 2000


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                      THIRD QUARTER 2000 OPERATING RESULTS
                 -Trust Shows an 8% increase in FFO per Share-


     Rockville, MD (November 3, 2000) - Federal Realty Investment Trust (NYSE:FRT) today reported operating results for the third quarter ended September 30, 2000.

     .    Funds from operations increased 8% to $.65 per common share
     .    96% occupancy for overall portfolio
     .    $152 million raised in mortgage financing

Financial Results
-----------------

     For the quarter ended September 30, 2000 funds from operations increased 6% to $25.8 million from $24.4 million in the third quarter of 1999. On a per share basis, funds from operations rose 8% to $.65 in the third quarter of 2000 from $.60 in the third quarter of 1999. Funds from operations also improved for the first nine months of 2000 increasing 6% to $76.5 million from $72.3 million in the first nine months of 1999. On a per share basis, funds from operations advanced 7% to $1.91 per share for the first nine months of 2000 compared to $1.78 for the comparable period of 1999. Increases from the core operating portfolio, bolstered by recently redeveloped and re-tenanted properties, and a decrease in administrative expense more than offset increased interest costs.

     "Cash flow from our operating portfolio continues to improve with higher rents and improved occupancy driving results" said Steven J. Guttman, president and chief executive officer. "The strength and quality of our core portfolio continues to serve as an excellent foundation as we execute our mixed-use development strategy."

Portfolio Results
-----------------

     During the quarter, more than 470,000 square feet of retail, office and residential space was leased. On a comparable space basis, 282,000 square feet of retail leases were signed during the quarter at an average rental increase of 19% over the prior leases. The average rent on new retail leases was $15.29 per square foot compared to $12.85 for the previous leases. Overall occupancy increased to 96.2% at September 30, 2000 vs. 95.2% at September 30, 1999. On a same center basis, occupancy remained high at 96.1% at September 30, 2000 and 1999. Rental income increased 3% to $64.1 million in 2000 from $62.0 million in 1999 and net operating income increased 2% to $48.8 million in 2000 from $47.8 million in 1999. On a same center basis, which removes the effect of property dispositions, rental income increased 7% and net operating income including interest income, increased 5.8%, primarily due to recently re-developed and re-tenanted properties.

Development Activities
----------------------

     At Bethesda Row, the 130,000 square foot Woodmont East building, which is phase IV of a master plan development, is nearing completion on time and on budget. Grand opening is anticipated for spring 2001. In Arlington, Virginia, construction continues on Pentagon Row with the first buildings anticipated to open during the first quarter of 2001 with full retail occupancy by the end of 2001. Pentagon Row is presently 88% pre-leased, including leases out for signature. At Santana Row in San Jose, California, demolition of the existing structure is now complete. Site work is currently underway to prepare for construction as the Trust is working with a number of lenders to finalize construction financing for Santana Row. Leasing activity is proceeding as interest continues to be strong from national and local retailers.

Financing Activities
--------------------

     On October 23, 2000, Federal Realty closed a $152 million mortgage secured by five shopping center properties bearing interest at 7.95%. Proceeds from the financing were used to pay down the Trust's existing unsecured revolving credit facility, thereby providing additional funds for the Trust's development pipeline.

Conference Call
---------------

     Federal Realty's third quarter conference call is scheduled for 11:00 a.m. Monday November 6, 2000. Please call 719/457-2661 5-10 minutes prior to the start time. Federal Realty will also provide an online Web Simulcast on the company's web site, www.federalrealty.com. For those interested parties who are
                    ---------------------
unable to participate in the conference call, a re-broadcast will be available online at www.federalrealty.com beginning at 2:00 p.m. on November 6. A
          ---------------------
telephone recording of the call can also be heard by dialing 719/457-0820. The pass-code for this replay is 532591.

     Federal Realty is an equity real estate investment trust specializing in the ownership, management, development and redevelopment of prime retail and urban mixed-use districts. The Trust's real estate portfolio contains more than 120 properties consisting of community and neighborhood shopping centers, urban mixed-use main street retail and apartment properties located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington D.C., Chicago, San Antonio, Portland, San Francisco, Los Angeles, San Jose and San Diego. The Trust is nationally recognized for both its main street revitalization and value-added urban development programs.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 33 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol:FRT.

Certain matters discussed within this press release may be deemed to be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Federal Realty Investment Trust believes the expectations reflected in such forward looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors of a general nature that could cause actual results to differ materially from Federal's expectations are detailed from time to time in the company's SEC reports and filings, including its annual report on Form 10-K. Federal assumes no obligation to update or supplement forward looking statements that become untrue because of subsequent events.

                             Financial Highlights
                     (in thousands, except per share data)
                                 ( unaudited)

                                                                                  Three Months Ended          Nine Months Ended
                                                                                    September 30,                September 30,
OPERATING RESULTS                                                                 2000          1999          2000          1999
-----------------                                                                 ----          ----          ----          ----
Revenues
   Rental income                                                                $  64,101     $  61,971     $ 192,584    $  181,078
   Other property income                                                            2,683         3,349         8,148         8,176
   Interest and other income                                                        1,797         1,935         5,759         5,779
                                                                                ---------     ---------   -----------    ----------
                                                                                   68,581        67,255       206,491       195,033
Expenses
   Rental                                                                          13,015        12,950        41,057        39,054
   Real estate taxes                                                                6,741         6,477        19,720        18,344
   Interest                                                                        15,992        14,989        49,521        45,507
   Administrative                                                                   3,245         5,474         9,035        10,888
   Depreciation and amortization                                                   13,440        12,381        39,433        37,313
                                                                                ---------     ---------   -----------    ----------
                                                                                   52,433        52,271       158,766       151,106
                                                                                ---------     ---------   -----------    ----------

   Operating income before investors' share of operations                          16,148        14,984        47,725        43,927
   Investor's share of operations                                                  (1,727)         (798)       (4,772)       (2,322)
                                                                                ---------     ---------   -----------    ----------
   Income before gain (loss) on sale of real estate                                14,421        14,186        42,953        41,605
   Gain (Loss) on sale of real estate                                                   -             -         3,681        (7,050)
                                                                                ---------     ---------   -----------    ----------
   Net Income                                                                   $  14,421     $  14,186   $    46,634    $   34,555
   Dividends on preferred stock                                                    (1,988)       (1,988)       (5,963)       (5,963)
                                                                                ---------     ---------   -----------    ----------
   Net income available for common shareholders                                 $  12,433     $  12,198   $    40,671    $   28,592
                                                                                =========     =========   ===========    ==========
   Earnings per common share, basic                                             $    0.32     $    0.31   $      1.05    $     0.72
                                                                                =========     =========   ===========    ==========
   Earnings per common share, diluted                                           $    0.32     $    0.30   $      1.04    $     0.72
                                                                                =========     =========   ===========    ==========
   Weighted average shares outstanding, basic                                      38,695        39,634        38,812        39,534
   Weighted average shares outstanding, diluted                                    39,774        40,701        39,949        40,639

   Funds from Operations
              Net income available for common shareholders                      $  12,433     $  12,198   $    40,671    $   28,592
              Add: (gain) loss on sale of real estate                                   0             0        (3,681)        7,050
              Add: depreciation and amortization of real estate assets             12,229        11,232        35,852        33,849
              Add: amortization of initial direct costs of leases                     897           775         2,597         2,235
              Add: income attributable to operating partnership units                 278           191         1,022           552
                                                                                ---------     ---------   -----------    ----------

   Funds from operations                                                        $  25,837     $  24,396   $    76,461    $   72,278
                                                                                =========     =========   ===========    ==========
   Funds from operations per share, diluted                                     $    0.65     $    0.60   $      1.91    $     1.78
                                                                                =========     =========   ===========    ==========


                                                                                             September 30,       December 31,
                                                                                                      2000               1999
                                                                                                      ----               ----
BALANCE SHEET DATA
------------------
   Assets
   Real estate, at cost                                                                          $ 1,804,186    $1,721,459
   Accumulated depreciation and amortization                                                        (349,822)     (317,921)
                                                                                                 -----------    ----------
                                                                                                   1,454,364     1,403,538
   Mortgage notes receivable                                                                          46,089        53,495
   Cash and investments                                                                               13,726        11,738
   Receivables                                                                                        20,585        23,130
   Other assets                                                                                       44,275        42,147
                                                                                                 -----------    ----------
Total assets                                                                                     $ 1,579,039    $1,534,048
                                                                                                 ===========    ==========

Liabilities and Shareholders' Equity
   Obligations under capital leases & mortgages payable                                          $   172,178    $  172,573
   Notes payable                                                                                     330,091       162,768
   Senior Notes                                                                                      410,000       510,000
   5 1/4% Convertible subordinated debentures                                                         75,289        75,289
   Other liabilities                                                                                 117,966       111,591

 Shareholders' Equity                                                                                473,515       501,827
                                                                                                ------------   -----------
                                                                                                 $  1,579,039   $ 1,534,048
                                                                                                 ============   ===========

                               Glossary of Terms


Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Net Operating Income: Gross revenues, including interest income, less rental expenses and real estate taxes.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all operating properties owned in reporting period.

Same center occupancy: Occupancy for only those properties owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment and development.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.